Exhibit 99.2

Spin Off of Knowles Corporation
Conference Call
May 23, 2013 - 7:30am CT

Forward Looking Statements
 We want to remind everyone that our comments may contain forward-looking statements relating to, among other things, the planned separation of certain of our communication technologies businesses, the potential benefits and timing thereof, and the prospects and expected financial results of Dover and such separated businesses after the planned transaction. Such forward-looking statements are subject to inherent risks and uncertainties that could cause actual results to differ materially from current expectations, and the forward-looking statements in this presentation, including, but not limited to, unanticipated developments that delay or negatively impact the planned transaction; changes in market conditions;
 disruption to operations as a result of the planned transaction; the ability of the businesses to operate independently; and the ability to retain key personnel. We refer you to our filings with the Securities and Exchange Commission, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of risks and uncertainties that could cause our results to differ from those anticipated in any forward-looking statements. We undertake no obligation to update any forward-
 looking statement, except as required by applicable law.

An Independent Global Communications Technology Leader
▪ Dover plans to spin off certain Communication Technologies businesses to shareholders
 • Transaction expected to be tax free to Dover and U.S. shareholders
▪ New company, Knowles Corporation (“Knowles”), will have:
 • Industry leading position in acoustic components and communication infrastructure components
 • Leading brands, technology and market presence
 • High growth rate, solid profitability, strong cash flow and appropriate capital structure
▪ Enables Knowles to pursue a focused and aggressive growth strategy
▪ Dover remains a strong company, well positioned to focus on its key growth spaces: Energy, Fluids, Refrigeration & Food Equipment, and Printing &
 Identification

Significant Opportunity for Shareholder Value Creation

Knowles’ Evolution - An Industry Leading Enterprise
▪ We have built an industry leading enterprise in terms of brand recognition, technology leadership and market presence

$1.4B
All-in CAGR: 15%; Organic CAGR: 9%
Major Milestones:
▪ 2005:  Knowles Electronics acquired
▪ 2009:  1 billionth MEMs mic sold
▪ 2011: Sound Solutions acquired
▪ 2012: 3 billionth MEMs mic sold
▪ 2012:  Speakerbox product launched
▪ 2013: 5 billionth MEMs mic sold *
Forecast
MEMs Growth: Significantly higher
* Projected for 2013
 2009            2010           2011            2012 2013

Knowles’ Evolution - Strong Earnings Growth
▪ Pro-forma EBITDA growth has been strong and margins are in the mid-20s

$350M
All-in CAGR: 19%
Notes: EBITDA reflects 100% of DCT segment’s corporate costs and adjustments for non-recurring expenses such as restructuring, but does not consider any estimate for public company costs
Forecast
2011
2012
2013
2010
2009

Knowles’ Unique Business Model

	Consistent with Dover	Unique to Knowles
Strong market tailwinds	✓
Strong financial performance	✓
Brand strength	✓
Innovation leadership	✓
Customer intimacy	✓
Dynamic R&D		✓
Faster product cycles		✓
Customer & investor profile		✓
High volume manufacturing		✓
We Believe Knowles is Best Positioned to Grow as a Standalone Company
▪ The Knowles business model has evolved as its end-markets have developed and grown

Knowles Profile
▪ 2013 Pro-forma Revenue Forecast: ≈$1.3B
▪ Pro-forma EBITDA margin profile: mid-20s
▪ Key markets:
 • Consumer electronics, hearing health
 • Communications infrastructure
▪ Key products:
 • Acoustic components
 • Communication infrastructure components
▪ Appropriate capitalization: consistent
 with investment grade metrics
▪ Significant industry momentum
 • Fast growing smart phone segment
 • Rising content per phone
 • Several new product releases on horizon
▪ Strong team in place, led by Jeffrey Niew,
 current CEO of DCT

Knowles
Key brands:
Notes:  EBITDA reflects 100% of DCT segment’s corporate costs and adjustments for non-recurring expenses such as restructuring, but does not consider any estimate for public company costs

Dover Profile

▪ 2013 Pro-forma Revenue Forecast:
 $7.4B - $7.6B, after spin off of Knowles
▪ Strong profitability and cash flow
▪ Key markets:
 • Refrigeration & food equipment, and industrial
 • Drilling, production and downstream energy
 • Fast moving consumer goods
▪ Strong tailwinds:
 • Increased global demand for energy
 • Increased customer focus on energy efficiency
 and sustainability
 • Growing consumerism in developing economies
 • Consumer product safety
Dover
Key brands:
* Total Dover,
before spin

Roadmap to Completion
▪ Distribution of 100% of the stock of a new, independent, publicly traded company to be named Knowles Corporation
 • Anticipated to be tax free to Dover and U.S. shareholders
 • Expected one-time costs associated with transaction of $60 - $70 million
▪ Transaction expected to close early next year, subject to, among others:
 • Favorable IRS ruling
 • Effectiveness of Form-10 registration statement to be filed with SEC
 • Final approval by Dover Board of Directors

Spin Off will Benefit Both Knowles and Dover
▪ Transaction will allow Knowles to pursue a more aggressive growth strategy
 • Invest to expand technology and manufacturing leadership
 • Commitment to innovation
▪ Dover continues to be focused on its key industrial end-markets
 • Energy, Engineered Systems and Product Identification receive focused growth investment
▪ Dover continues balanced capital allocation policy
 • Internal growth, acquisitions, dividend growth and share repurchases
▪ Benefits to shareholders
 • Unlocks Knowles’ growth potential
 • Simplifies Dover’s business profile

Clear Focus on Distinct Growth Strategies and Business Models Will Allow
Each Company to Create Significant Value for Shareholders